UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2021 (May 13, 2021)

Glatfelter Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		704 885-2555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On May 14, 2021, Glatfelter Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition (the “Acquisition”) of all of the outstanding equity interests in Georgia-Pacific Mt. Holly LLC (“Mt. Holly”) pursuant to a Share Purchase Agreement, dated January 5, 2021, between the Company and GPPC Equity Holdings LLC. The Initial Form 8-K stated that the historical financial statements of the Mt. Holly business and pro forma financial information related to the Acquisition would be filed, as permitted under Items 9.01(a) and 9.01(b), by an amendment to the Initial Form 8-K.

This amendment to the Initial Form 8-K on Form 8-K/A amends and supplements the Initial Form 8-K to include the financial statements of the Mt. Holly business and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Acquisition.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, are based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition would have been had the Acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined financial statements of Georgia-Pacific Mt. Holly LLC as of and for the year ended December 31, 2020 are filed herewith as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited combined financial statements of Georgia-Pacific Mt. Holly LLC as of and for the three months ended March 31, 2021 are filed herewith as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

23.1Consent of Grant Thornton LLP, independent certified public accountants.

99.1Audited combined financial statements of Georgia-Pacific Mt. Holly LLC as of and for the year ended December 31, 2020.
99.2Unaudited combined financial statements of Georgia-Pacific Mt. Holly LLC as of and for the three months ended March 31, 2021.
99.3Unaudited condensed combined pro forma financial information for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

July 27, 2021	By:	/s/ Jill L. Urey

Name: Jill L. Urey
Title: Vice President, Deputy General Counsel and Corporate Secretary